UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

DUKE ENERGY OHIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.   Other Events.

On September 3, 2013, Duke Energy Ohio, Inc. (the “Company”) entered into an underwriting agreement, dated as of September 3, 2013 (the “Underwriting Agreement”), with Barclays Capital Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters (i) $150,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Floating Rate Series, Due March 6, 2015 (the “2015 Bonds”) and (ii) $300,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 3.80% Series, Due September 1, 2023 (the “2023 Bonds” and together with the 2015 Bonds, the “Bonds”). The Bonds will be issued under the First Mortgage, dated as of August 1, 1936, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented from time to time (the “Indenture”), including by the Forty-second Supplemental Indenture, dated as of September 6, 2013 (the “Supplemental Indenture”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-169633-01.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

4.1	Forty-second Supplemental Indenture, dated as of September 6, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, providing for the issuance of the Bonds.

5.1	Opinion of Taft Stettinius & Hollister LLP regarding validity of the Bonds.

23.1	Consent of Taft Stettinius & Hollister LLP (included as part of Exhibit 5.1).

99.1

Underwriting Agreement, dated as of September 3, 2013, among the Company and Barclays Capital Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY OHIO, INC.

Date: September 6, 2013	By:	/s/ Robert T. Lucas III, Esq.
	Name:	Robert T. Lucas III, Esq.
	Title:	Deputy General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Forty-second Supplemental Indenture, dated as of September 6, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, providing for the issuance of the Bonds.

5.1	Opinion of Taft Stettinius & Hollister LLP regarding validity of the Bonds.

23.1	Consent of Taft Stettinius & Hollister LLP (included as part of Exhibit 5.1).

99.1

Underwriting Agreement, dated as of September 3, 2013, among the Company and Barclays Capital Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.